WhiteHorse Finance, Inc. Announces Second Quarter 2014 Earnings Results

NEW YORK, NY, August 6, 2014 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter ended June 30, 2014.

Second Quarter 2014 Summary Highlights

•	New investments of $90 million – second strongest quarter on record – and $107 million year-to-date
•	Quarterly distribution of $0.355 per share, consistent for the seventh consecutive quarter since the Company’s IPO
•	Appointed Gerhard Lombard as Chief Financial Officer

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer commented, “Our activity during the second quarter once again reflects our priority of sourcing proprietary, quality investment opportunities in the small and mid cap space across a broad range of industries. This approach allows us to continue to deliver strong results for both our portfolio companies and shareholders. During the quarter, we originated $90 million of new investments, our second highest level of originations as a public company, across seven positions, bringing our total new investments to $107 million for the first half of the year. H.I.G. Capital continues to serve as a premium deal-sourcing network with more than half of this quarter’s investments sourced through our proprietary network. While we anticipate continued quarter-over-quarter lumpiness regarding our origination pace, we believe that we are on track to achieve year-over-year growth.”

Portfolio and Investment Activity

As of June 30, 2014, the fair value of WhiteHorse Finance’s investment portfolio was $347.1 million, compared with $272.4 million as of December 31, 2013. The majority of the portfolio is comprised of senior secured loans. The portfolio consisted of 93.5% variable-rate investments (indexed to LIBOR) which should continue to position the portfolio well for a potential rising interest rate environment. The overall portfolio consisted of 30 positions across 27 companies with an average investment size of $11.6 million and a weighted average yield of 10.6%.

For the three months ended June 30, 2014, WhiteHorse Finance invested $90 million across seven new portfolio companies. Gross proceeds from sales and repayments totaled $30.1 million for the quarter.

Results of Operations

For the three months ended June 30, 2014, net investment income was $4.0, compared with $4.9 million for the three months ended June 30, 2013.

For the three months ended June 30, 2014, WhiteHorse Finance recorded unrealized appreciation on investments of $1.0 million, as compared with unrealized depreciation on investments of $1.7 million for the three months ended June 30, 2013.

For the second quarter of 2014, operations resulted in a net increase in net assets of $5.0 million, as compared with a net increase in net assets of $3.2 million for the second quarter of 2013.

WhiteHorse Finance’s NAV was $227.8 million, or $15.21 per share, as of June 30, 2014, as compared with $227.0 million, or $15.16 per share, as of December 31, 2013.

Liquidity and Capital Resources

As of June 30, 2014, WhiteHorse Finance had cash and cash equivalents of $10.8 million, as compared with $96.0 million as of December 31,2013, inclusive of restricted cash. The decrease in cash on hand was due primarily to the net deployment of cash into attractive investment opportunities. As of June 30, 2014, the Company had $108.0 million of undrawn capacity under its revolving credit facility.

Distributions

On May 28, 2014 the Company declared a distribution of $0.355 per share for the quarter ended June 30, 2014. The distribution was payable on July 3, 2014 to stockholders of record as of June 20, 2014. This marks the seventh consecutive quarter that the Company has declared a distribution at this rate.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Exemptive Relief

On July 8, 2014, the Company received an exemptive order from the SEC that permits it to participate in negotiated investments with funds managed by H.I.G. Capital, subject to certain conditions. The exemptive relief to co-invest with affiliated funds provides stockholders with access to a broader range of investment opportunities.

Conference Call

WhiteHorse Finance will host a conference call to discuss its second quarter earnings results at 10:00 a.m. ET on Wednesday, August 6, 2014. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID# 68696963. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com/ir.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through August 13, 2014. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID# 68696963. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com/ir.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company’s investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. H.I.G. Capital is a leading global alternative asset manager managing approximately $15 billion of capital as of June 30, 2014 across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

WhiteHorse Finance, Inc.

Jay Carvell, 214-855-2999

jcarvell@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Gerhard Lombard, 212-506-0500

glombard@higwhitehorse.com

or

Prosek Partners

Brian Schaffer, 212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

(Financial Tables Follow)

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2014	December 31, 2013
	(Unaudited)
Assets
Investments, at fair value (amortized cost $343,872 and $272,608, respectively)	$347,107	$272,439
Cash and cash equivalents	6,726	92,905
Restricted cash and cash equivalents	4,041	3,078
Interest receivable	2,026	1,585
Deferred financing costs	3,533	3,827
Prepaid expenses and other receivables	453	319
Total assets	$363,886	$374,153

Liabilities
Credit facility	$42,000	$25,000
Senior notes	30,000	30,000
Unsecured term loan	55,000	55,000
Distributions payable	5,319	5,317
Management fees payable	3,296	2,831
Payable for investments purchased	-	28,606
Accounts payable and accrued expenses	432	397
Total liabilities	136,047	147,151

Net assets
Common stock, 14,982,857 and 14,977,056 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,734	228,646
Accumulated overdistributed net investment income	(3,509)	(854)
Net unrealized appreciation (depreciation) on investments	2,599	(805)
Total net assets	227,839	227,002
Total liabilities and total net assets	$363,886	$374,153

Number of shares outstanding	14,982,857	14,977,056
Net asset value per share	$15.21	$15.16

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Investment income
Interest and fee income	$9,018	$9,498	$17,268	$17,880
Total investment income	9,018	9,498	17,268	17,880

Expenses
Interest expense	1,386	1,304	2,741	2,666
Base management fees	1,678	1,244	3,121	2,321
Performance-based incentive fees	982	1,213	1,132	2,165
Administrative service fees	359	389	684	778
General and administrative expenses	620	498	1,607	1,091
Total expenses	5,025	4,648	9,285	9,021
Net investment income	3,993	4,850	7,983	8,859

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	1,024	(1,683)	3,404	(2,184)
Net realized and unrealized gains (losses) on investments	1,024	(1,683)	3,404	(2,184)
Net increase in net assets resulting from operations	$5,017	$3,167	$11,387	$6,675
Per Common Share Data
Basic and diluted earnings per common share	$0.34	$0.21	$0.76	$0.45
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	14,982,857	14,965,624	14,982,793	14,965,624

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

June 30, 2014

(in thousands)

Investment Type(6)	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Par / Shares	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments

Aerospace & Defense
ILC Industries, LLC
First Lien Secured Term Loan	L+6.50%	8.00%	7/11/18	$4,575	$4,564	$4,575	2.01
	(1.50% Floor)
Second Lien Secured Term Loan	L+10.00%	11.50%	7/11/19	5,000	4,889	4,970	2.18
	(1.50% Floor)
				9,575	9,453	9,545	4.19

Building Products
TCO Funding Corp.
First Lien Secured Term Loan	L+7.50%	9.50%	4/27/15	17,404	17,404	17,404	7.64
	(2.00% Floor)

Cable & Satellite
Puerto Rico Cable Acquisition Company, Inc.
Second Lien Secured Term Loan	L+8.50%	9.50%	5/30/19	5,000	4,926	4,960	2.18
	(1.00% Floor)

Consumer Finance
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(4)	10.50%	9/30/18	10,000	9,823	10,000	4.39

Sigue Corporation
Second Lien Secured Term Loan	L+9.50%	10.50%	12/27/18	25,000	24,540	24,950	10.95
	(1.00% Floor)
				35,000	34,363	34,950	15.34

Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+10.00%	11.00%	12/31/18	35,353	34,059	35,141	15.42
	(1.00% Floor)	(2.00% PIK)

Diversified Support Services
ARSloane Acquisition, LLC
Second Lien Secured Term Loan	L+10.50%	11.75%	10/1/20	4,000	3,926	4,000	1.76
	(1.25% Floor)
Orion Healthcorp, Inc.
Senior Secured Note	L+10.00%	12.00%	3/31/18	10,034	9,749	9,804	4.30
	(2.00% Floor)	(2.00% PIK)
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25%	7.50%	8/16/19	11,910	11,698	11,755	5.16
	(1.25% Floor)
				25,944	25,373	25,559	11.22

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

June 30, 2014

(in thousands)

Investment Type(6)	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Par / Shares	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25%	9.25%	12/20/20	9,950	9,664	9,691	4.25
	(1.00% Floor)

Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	L+13.50%	15.00%	3/15/18	14,421	14,194	14,392	6.32
	(1.50% Floor)	(3.00% PIK)
First Lien Secured Revolving Loan	L+13.50%	15.00%	3/15/18	-	(30)	-	-
	(1.50% Floor)	(3.00% PIK)

P2 Newco Acquisition, Inc.
Second Lien Secured Term Loan	L+8.50%	9.50%	10/22/21	10,000	9,905	10,020	4.40
	(1.00% Floor)
				24,421	24,069	24,412	10.72

Health Care Facilities
Grupo HIMA San Pablo, Inc
First Lien Secured Term Loan	L+9.00%	10.50%	1/31/18	14,813	14,582	14,738	6.47
	(1.50% Floor)
Second Lien Secured Term Loan	N/A(4)	15.75%	7/31/18	1,000	959	988	0.43

Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25%	10.25%	6/30/19	22,000	21,615	21,626	9.49
	(1.00% Floor)
				37,813	37,156	37,352	16.39

Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00%	13.50%		29,681	29,214	29,740	13.05
	(0.50% Floor)	(1.00% PIK)
First Lien Secured Revolving Loan	L+12.00%	12.50%		1,000	1,000	1,002	0.44
	(0.50% Floor)
				30,681	30,214	30,742	13.49

Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50%	10.50%	2/14/16	16,260	16,312	16,423	7.21
	(2.00% Floor)

Homefurnishing Retail
BDF Acquisition Corp.
Second Lien Secured Term Loan	L+8.00%	9.00%	2/12/22	5,000	4,903	4,890	2.15
	(1.00% Floor)

Integrated Telecommunication Services
Securus Technologies, Inc.
Second Lien Secured Term Loan	L+7.75%	9.00%	4/30/21	8,090	8,016	8,050	3.53
	(1.25% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

June 30, 2014 (in thousands)

Investment Type(6)	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Par / Shares	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Internet Retail
Bluestem Brands, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	12/6/18	8,222	8,041	8,190	3.59
	(1.00% Floor)

Metal & Glass Containers
Pelican Products, Inc.
Second Lien Secured Term Loan	L+8.25%	9.25%	4/11/21	3,000	2,978	3,030	1.33
	(1.00% Floor)

Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25%	7.25%	9/30/19	9,625	9,535	9,750	4.28
	(1.00% Floor)

Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50%	8.75%	4/15/20	9,000	8,824	8,946	3.93
	(1.25% Floor)

Other Diversified Financial Services
RCS Capital Corporation
Second Lien Secured Term Loan(7)	L+9.50%	10.50%	4/29/21	9,000	8,867	8,982	3.94
	(1.00% Floor)

Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50%	9.75%	7/1/20	18,000	17,789	18,144	7.96
	(1.25% Floor)

Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)(7)
First Lien Secured Term Loan	N/A(4)	10.00%	6/30/17	12,049	12,114	10,905	4.79

Trading Companies & Distributors
Distribution International, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	7/16/19	9,900	9,812	9,811	4.31
	(1.00% Floor)
Total Debt Investments				339,287	333,872	336,877	147.86

Equity Investments

Diversified Support Services
Constellation Health, LLC
Warrants	-	-	3/31/18	1	-	230	0.10

Specialized Finance
NMFC Senior Loan Program I LLC(7)
LLC Interest	-	-	6/10/19	10,000	10,000	10,000	4.39

Total Equity Investments				10,001	10,000	10,230	4.49

Total Investments(5)				$349,288	$343,872	$347,107	152.35%

(1)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) which resets monthly, quarterly or semiannually.

(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.

(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(5)	Except for AP Gaming I, LLC, BDF Acquisition Corp., GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd., NMFC Senior Loan Program I LLC, P2 Newco Acquisition, Inc., Pelican Products, Inc., RCS Capital Corporation and Securus Technologies, Inc., the investments provide collateral for the Credit Facility.

(6)	All investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, or the 1940 Act.

(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, WhiteHorse Finance may not be able to acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets.